UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California	95-3629339
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-10140

701 North Haven Avenue
Ontario, California 91764
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

CVB Financial Corporation (the “Company”) is providing its investor slide presentation with information as of June 30, 2007. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 8.01          Other Events.

On July 27, 2007, the Company issued a press release announcing that its President and Chief Executive Officer, Christopher D. Myers, will participate in the Keefe Bruyette, & Woods Community Bank Investor Conference on July 31, 2007. Mr. Myers will discuss the slides furnished as Exhibit 99.1 at this conference. The press release, included in this report as Exhibit 99.2, is incorporated herein by reference.

Interested individuals may access a live webcast of the presentation by visiting http:/www.kbw.com/news/conferenceCommunity.html. A replay of the presentation will be available for 60 days after the event.

Item 9.01          Financial Statements and Exhibits.

Listed below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

(a)	Exhibits

	99.1	Slide presentation of CVB Financial Corporation as of June 30, 2007 (furnished pursuant to Regulation FD)

	99.2	Press Release dated July 27, 2007 re: conference participation

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)
Date: July 27, 2007	By:	/s/ Edward J. Biebrich Jr.

Edward J. Biebrich Jr.,
Executive Vice President and Chief Financial Officer